UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

SCIENCE 37 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Park Offices Drive, Suite 3606 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

(984) 377-3737
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Science 37 Holdings, Inc. (the “Company”) was notified by the Nasdaq Stock Market LLC (“Nasdaq”) on December 27, 2022, that the closing bid price for the Company’s common stock was not in compliance with the minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1) (the “Rule”) for continued listing. At that time, Nasdaq gave the Company 180 calendar days to regain compliance.

On June 27, 2023, Nasdaq notified the Company that it had approved the Company’s application to transfer its listing from Nasdaq’s Global Market tier to the Capital Market tier. This transfer will be effective at the opening of business on Friday, June 30, 2023. Nasdaq also approved an additional 180 calendar day compliance period to regain compliance with the minimum bid requirement. The Company has until December 26, 2023, to demonstrate compliance with the minimum bid price requirement for continued listing. The Company will regain compliance with the Rule if at any time before December 26, 2023, the bid price for the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days.

The Company intends to monitor the closing bid price of its common stock and has given written assurance to Nasdaq that it will, if necessary, implement available options to regain compliance with the minimum bid price requirement under the Rule, including a reverse stock split.

The Company’s common stock will continue to trade under the symbol “SNCE.” The Nasdaq Capital Market tier is a continuous trading market that operates in substantially the same manner as the Nasdaq Global Market tier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date:	June 27, 2023	By:	/s/ Christine Pellizzari
		Name:	Christine Pellizzari
		Title:	Chief Legal Officer